Leases	3 Months Ended
Mar. 31, 2022
Disclosure Text Block [Abstract]
Leases

Note 5 — Leases

We have operating leases for certain office spaces with lease terms ranging from two to five years. These leases require monthly lease payments that may be subject to annual increases throughout the lease term. Certain of these leases also include renewal options at our election to renew or extend the leases for additional periods ranging from three to ten years. These optional periods have not been considered in the determination of the ROU assets or lease liabilities associated with these leases as we did not consider the exercise of these options to be reasonably certain.

Lease Costs

Lease costs for operating leases are recognized on a straight-line basis over the lease term. The total lease cost for the period was as follows:

Three Months Ended
(in thousands)	March 31, 2022
Operating lease cost	$401
Variable lease cost	181
Short-term lease cost	11
Total lease cost	$593

Rent expense for the three months ended March 31, 2021 was $0.4 million.

Lease Maturities

The table below reconciles the undiscounted lease payment maturities to the lease liabilities for our operating leases as of March 31, 2022:

(in thousands)	March 31, 2022
Remainder of 2022	$1,387
2023	1,905
2024	810
2025	834
2026	144
Total	5,080
Less: amount of lease payments representing interest	(210)
Less: tenant improvement allowance yet to be received	(775)
Present value of future minimum lease payments	4,095
Less: current operating lease liabilities (included in other current liabilities)	(985)
Long-term operating lease liabilities (including in other long-term liabilities)	$3,110

Supplemental Lease Information

Supplemental information related to our operating leases was as follows:

Three Months Ended
March 31, 2022
Weighted average remaining lease term	2.9 years
Weighted average discount rate	2.6%

Cash paid for amounts included in the measurement of our operating lease liabilities for the three months ended March 31, 2022 was $0.5 million.

As of March 31, 2022, we had executed two separate lease agreements to lease buildings pending construction that have not yet commenced. Both leases will expire on November 30, 2033, unless extended or early terminated in accordance with the terms of the lease. In accordance with the lease agreements, we have made a deposit of $4.1 million which is classified as restricted cash and included in other long-term assets in the condensed consolidated balance sheets. The deposits are restricted from withdrawal and held by a bank in the form of collateral for an irrevocable standby letter of credit held as security for the lease of one of the Company’s facilities.

Our obligation to pay rent for each building will begin approximately six months following the applicable commencement date of each lease. The annual base rent for each lease is approximately $1.3 million per year. Each lease is subject to annual increases of approximately 3% per annum, up to approximately $1.8 million per year in the final year of the term. Both leases include tenant improvement allowances in the amount of approximately $3.5 million per lease. We have the right to extend the term of these leases for three consecutive periods of 60 months each following the end of the then-current term.